Exhibit 99.1


                            Joint Filer Information

Date of Event Requiring
  Statement:                 February 14, 2006

Issuer Name and Ticker
  or Trading Symbol          Sears Holdings Corporation (SHLD)

Designated Filer:            ESL Investments, Inc.

Other Joint Filers:          Edward S. Lampert, CRK Partners, LLC,
                             ESL Partners, L.P., ESL Investors, L.L.C.,
                             ESL Institutional Partners, L.P.,
                             ESL Investment Management, LLC,
                             RBS Partners, L.P., and
                             RBS Investment Management, LLC

Addresses:                   The principal business address of
                             each of the Joint Filers above is
                             200 Greenwich Avenue, Greenwich, CT 06830.

Signatures:
                             ESL PARTNERS, L.P.

                             By:  RBS Partners, L.P., as its general partner

                             By:  ESL Investments, Inc., as its general partner

                             By:  /s/ Theodore W. Ullyot
                                  -----------------------
                                  Name:  Theodore W. Ullyot
                                  Title: EVP & General Counsel

                             RBS PARTNERS, L.P.

                             By:  ESL Investments, Inc., as its general partner

                             By:  /s/ Theodore W. Ullyot
                                  -----------------------
                                  Name:  Theodore W. Ullyot
                                  Title: EVP & General Counsel

                             RBS INVESTMENT MANAGEMENT, LLC

                             By:  ESL Investments, Inc., as its manager

                             By:  /s/ Theodore W. Ullyot
                                  -----------------------
                                  Name:  Theodore W. Ullyot
                                  Title: EVP & General Counsel

                             ESL INVESTORS, L.L.C.

                             By:  RBS Partners, L.P., as its managing member

                             By:  ESL Investments, Inc.,
                                  as its general partner

                             By:  /s/ Theodore W. Ullyot
                                  -----------------------
                                  Name:  Theodore W. Ullyot
                                  Title: EVP & General Counsel


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                             ESL INSTITUTIONAL PARTNERS, L.P.

                             By:  RBS Investment Management, LLC,
                                  as its general partner

                             By:  ESL Investments, Inc., as its manager

                             By:  /s/ Theodore W. Ullyot
                                  -----------------------
                                  Name:  Theodore W. Ullyot
                                  Title: EVP & General Counsel

                             ESL INVESTMENT MANAGEMENT, LLC

                             By:  /s/ Theodore W. Ullyot
                                  -----------------------
                                  Name:  Theodore W. Ullyot
                                  Title: EVP & General Counsel

                             CRK PARTNERS, LLC

                             By:  ESL Investments, Inc., its sole member

                             By:  /s/ Theodore W. Ullyot
                                  -----------------------
                                  Name:  Theodore W. Ullyot
                                  Title: EVP & General Counsel

                             /s/ Edward S. Lampert
                             ---------------------
                             Edward S. Lampert